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                                                                    EXHIBIT 32.0

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of LIN TV Corp. for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: November 17, 2003        /s/ Gary R. Chapman
                                     -------------------------------------------
                                     Gary R. Chapman
                                     Chief Executive Officer

     Dated: November 17, 2003        /s/ William A. Cunningham
                                     -------------------------------------------
                                     William A. Cunningham
                                     Vice President and Controller

     Dated: November 17, 2003        /s/ Deborah R. Jacobson
                                     -------------------------------------------
                                     Deborah R. Jacobson
                                     Vice President of Corporate Development and
                                     Treasurer

     Dated: November 17, 2003        /s/ Peter E. Maloney
                                     -------------------------------------------
                                     Peter E. Maloney
                                     Vice President of Finance